                                                                   Exhibit 10.56


           SUPPLEMENT AND FIRST AMENDMENT TO CLASS B PLEDGE AGREEMENT

         This SUPPLEMENT AND FIRST AMENDMENT TO CLASS B PLEDGE AGREEMENT (this "SUPPLEMENT AND FIRST AMENDMENT"), dated as of October 16, 2003, between JBI HOLDINGS LIMITED, a company incorporated under the laws of England and Wales ("JBI HOLDINGS"), the Pledgors party to the Class B Pledge Agreement referred to below and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as collateral agent (in such capacity, (the "COLLATERAL AGENT") for the Class B Secured Parties.

                                    RECITALS

         WHEREAS, the Pledgors and Wilmington Trust Company have entered into the Indenture dated as of July 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "INDENTURE"), among the Company, the Subsidiary Guarantors from time to time party thereto and Wilmington Trust Company, not in its individual capacity but solely as Trustee (the "TRUSTEE");

         WHEREAS, pursuant to the Class B Pledge Agreement, dated as of July 15, 2003 (as supplemented and amended hereby and as it may hereafter be further amended, restated, supplemented or otherwise modified, the "CLASS B PLEDGE AGREEMENT"), Jacuzzi and certain Subsidiaries of Jacuzzi (collectively, the "PLEDGORS") have pledged to the Collateral Agent the shares of stock owned by the Pledgors and described on Schedule I to the Class B Pledge Agreement, as security for the Class B Obligations;

         WHEREAS, JBI Holdings is executing and delivering this Agreement pursuant to the terms of the Indenture, including Section 4.13 thereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in (i) the Collateral Agency Agreement dated as of July 15, 2003 among Jacuzzi Brands, Inc. and Wilmington Trust Company (the "COLLATERAL AGENCY AGREEMENT") and used herein shall have the meanings given to them in the Collateral Agency Agreement (whether or not the Collateral Agency Agreement remains in effect) and (ii) the Indenture and used herein, and not otherwise defined in the Collateral Agency Agreement, shall have the meanings given to them in the Indenture (whether or not the Indenture remains in effect).

         2. GRANT OF SECURITY INTEREST. To secure the prompt payment and performance to the Collateral Agent and each other Class B Secured Party of the Class B Obligations, JBI Holdings hereby grants to the Collateral Agent for the benefit of itself and the other Class B Secured Parties to whom Class B Obligations are owed, a second priority charge and security interest (subject to the terms and conditions of the Intercreditor Agreement) in and Lien on all of its Pledged Collateral of the types described in Section 2 of the Class B Pledge Agreement, including, without limitation, the shares set forth on Schedule I to this Supplement and First Amendment, as and to the extent set forth in the Class B Pledge Agreement and to the same extent as if JBI Holdings had been a party to the Class B Pledge Agreement on the date thereof. The terms of the Class B Pledge Agreement are incorporated herein by reference in their entirety as though fully set forth herein. Each reference to "Pledgor" or "Pledgors" contained in the Class B Pledge Agreement shall, and shall be deemed to, include a reference to JBI Holdings. Each reference in the Class B Pledge Agreement to "this Agreement", "herein", hereof" and words of like import and each reference in the Indenture or other Security Documents to the Class B Pledge Agreement shall mean the Class B Pledge Agreement as supplemented hereby.

         3. AMENDMENTS TO CLASS B PLEDGE AGREEMENT.

         a. The definition of "Pledged Stock" in Section 1 of the Class B Pledge Agreement is amended and restated in its entirety as follows:

         "PLEDGED STOCK" means one hundred percent (100%) of the capital stock and other equity interests of each Domestic Subsidiary owned by any Pledgor, one hundred percent (100%) of the capital stock and other equity interests of JBI Holdings Limited owned by any Pledgor and sixty five percent (65%) of the voting capital stock and other equity interests of each first-tier Foreign Subsidiary (other than JBI Holdings Limited) owned by any Pledgor other than, in each case, capital stock and other equity interests of any immaterial Subsidiary.

         b. Schedule I to the Class B Pledge Agreement is amended as and to the extent set forth on Schedule I to this Supplement and First Amendment.

         c. The Class B Pledge Agreement shall continue in full force and effect as supplemented and amended hereby

         4. GOVERNING LAW. THIS SUPPLEMENT AND FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Supplement and First Amendment to Class B Pledge Agreement has been duly executed as of the date first written above.


                                       EXECUTED AS A DEED AND DELIVERED BY:

                                       JBI HOLDINGS LIMITED


                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                       Title: Director


                                       WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Collateral Agent


                                       By:  /s/ Bruce L. Bisson
                                           -------------------------------------
                                       Name:
                                       Title: Vice President



                                       PLEDGORS:

                                       Jacuzzi Brands, Inc.
                                       Bathcraft, Inc.
                                       Eljer Plumbingware, Inc.
                                       Gatsby Spas, Inc.
                                       Jacuzzi Inc.
                                       JUSI Holdings, Inc.
                                       Redmont, Inc.
                                       Rexair, Inc.
                                       Sundance Spas, Inc.
                                       USI American Holdings, Inc.
                                       USI Global Corp.
                                       Zurco, Inc.
                                       Zurn Industries, Inc.,
                                       Zurn PEX, Inc.
                                       Asteria Company
                                        (f/k/a Elite Bath Company)
                                       Baylis Brothers Inc.
                                       Bruckner Manufacturing Corp.
                                         (f/k/a Farberware Inc.)
                                       Carlsbad Corp.
                                        (f/k/a Odyssey Sports, Inc.)
                                       Compax Corp.
                                       Eljer Industries, Inc.
                                       Environmental Energy Company

                                       Gary Concrete Products, Inc.
                                       HL Capital Corp.
                                       Jacuzzi Whirlpool Bath, Inc.
                                       KLI, Inc. (f/k/a Keller Ladders, Inc.)
                                       Krikles Canada U.S.A., Inc.
                                        (f/k/a Selkirk Canada U.S.A., Inc.)
                                       Krikles Europe U.S.A., Inc.
                                        (f/k/a Selkirk Europe U.S.A., Inc.)
                                       Krikles, Inc.  (f/k/a Selkirk, Inc.)
                                       Lokelani Development Corporation
                                       Luxor Industries Inc.
                                       Maili Kai Land Development Corporation
                                       Mobilite, Inc.
                                       Nissen Universal Holdings Inc.
                                       Outdoor Products LLC
                                       PH Property Development Company
                                       PLC Realty Inc. (f/k/a Prescolite
                                        Lite Controls, Inc.)
                                       Rexair Holdings, Inc.
                                       Sanitary - Dash Manufacturing Co., Inc.
                                       SH 1 Inc.
                                       Strategic Capital Management, Inc.
                                       Strategic Membership Company
                                       Streamwood Corporation (f/k/a Quantum
                                        Performance Films, Inc.)
                                       TA Liquidation Corp.
                                        (f/k/a Tommy Armour Golf Company)
                                       Trimfoot Co.
                                       TT Liquidation Corp.
                                       UGE Liquidation Inc.
                                        (f/k/a W.K. 25, Inc.)
                                       USI Atlantic Corp.
                                       USI Capital, Inc.
                                       USI Funding, Inc.
                                       USI Properties, Inc.
                                       USI Realty Corp.
                                       Zurn (Cayman Islands), Inc.
                                       Zurn Constructors, Inc.
                                        (f/k/a Advanco Constructors, Inc.)
                                       Zurn EPC Services, Inc. (f/k/a National
                                        Energy Production Corporation)
                                       Zurnacq of California, Inc.


                                       By:  /s/ Steven C. Barre
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Vice President and
                                              ----------------------------------
                                              Assistant Secretary
                                              ----------------------------------

                                   SCHEDULE I

              AMENDMENTS TO SCHEDULE I OF CLASS B PLEDGE AGREEMENT

1. The following rows are deleted from Part A of Schedule I to the Class B Pledge Agreement:


                                                                                         Number of        Certificate
      Pledgor                              Issuer                Nature of Shares          Shares          Number(s)
      -------                     --------------------------     ----------------        ----------       ------------
Jacuzzi Brands, Inc.              USI Global Corp.                    Common                 100                  1

USI Atlantic Corp.                USI American Holdings, Inc.         Common                 300             1, 2,3



2. The following rows are inserted in Part A of Schedule I to the Class B Pledge
   Agreement:



                                                                                         Number of        Certificate
      Pledgor                              Issuer                Nature of Shares          Shares          Number(s)
      -------                     --------------------------     ----------------        ----------       ------------
USI American Holdings, Inc.       USI Global Corp.                    Common                 100                  2

JBI Holdings Limited              USI American Holdings, Inc.         Common                 200                  3

JBI Holdings Limited              USI American Holdings, Inc.         Common                 100                  4



3. The following row is inserted in Part B of Schedule I to the Class B Pledge
   Agreement:


                                                                                         Number of        Certificate
      Pledgor                              Issuer                Nature of Shares          Shares          Number(s)
      -------                     --------------------------     ----------------        ----------       ------------
Jacuzzi Brands, Inc.              JBI Holdings Limited               Ordinary                100                  1
